Exhibit 23.9

Consent of Qualified Person

I, Douglas Atanga, am responsible for authoring, and this consent pertains to, the “Obuasi Mine, A Life of Mine Summary Report” dated 31 December 2021 (the “Technical Report Summary”) as required by Item 601(b)(96) of Regulation S-K and filed as an exhibit to AngloGold Ashanti Limited’s annual report on Form 20-F for the year ended 31 December 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”) pursuant to Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“1300 Regulation S-K”).

I hereby consent to the incorporation by reference of the following items, as included in the Form 20-F, into AngloGold Ashanti plc’s registration statement on Form F-4 (collectively with any amendments or supplements thereto, the “Form F-4”):

●	the Technical Report Summary, as an exhibit to the Form 20-F;
●	the use of and reference to my name, including my status as an expert or “Qualified Person” (as defined in 1300 Regulation S-K) in connection with the Form 20-F and Technical Report Summary; and
●
any extracts from, or summary of, the Technical Report Summary in the Form 20-F and the use of any information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that is included or incorporated by reference into the Form 20-F.

Date:
July 3, 2023

/s/ Douglas Atanga
Douglas Atanga

Consent of Qualified Person

I, Emmarentia Maritz, am responsible for authoring, and this consent pertains to, the “Obuasi Mine, A Life of Mine Summary Report” dated 31 December 2021 (the “Technical Report Summary”) as required by Item 601(b)(96) of Regulation S-K and filed as an exhibit to AngloGold Ashanti Limited’s annual report on Form 20-F for the year ended 31 December 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”) pursuant to Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“1300 Regulation S-K”).

I hereby consent to the incorporation by reference of the following items, as included in the Form 20-F, into AngloGold Ashanti plc’s registration statement on Form F-4 (collectively with any amendments or supplements thereto, the “Form F-4”):

●	the Technical Report Summary, as an exhibit to the Form 20-F;
●	the use of and reference to my name, including my status as an expert or “Qualified Person” (as defined in 1300 Regulation S-K) in connection with the Form 20-F and Technical Report Summary; and
●
any extracts from, or summary of, the Technical Report Summary in the Form 20-F and the use of any information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that is included or incorporated by reference into the Form 20-F.

Date:
July 3, 2023

/s/ Emmarentia Maritz
Emmarentia Maritz